Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Axion International Holdings, Inc.	Case No.: 15—12416
Reporting Period: December 2 to 31, 2015

MONTHLY OPERATING REPORT (NO ACTIVITY DURING THE REPORTING PERIOD)

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Y
Schedule of Professional Fees Paid	MOR-1b	Y
Copies of bank statements		n/a
Cash disbursements journals		n/a
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Postpetition Taxes	MOR-4	Y
Copies of IRS Form 6123 or payment receipt		N
Copies of tax returns filed during reporting period		N
Summary of Unpaid Postpetition Debts	MOR-4	Y
Listing of aged accounts payable	MOR-4	Y
Accounts Receivable Reconciliation and Aging	MOR-5	Y
Debtor Questionnaire	MOR-5	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Donald W. Fallon	January 20, 2016
Signature of Debtor	Date

/s/ Donald W. Fallon	January 20, 2016
Signature of Joint Debtor	Date

/s/ Donald W. Fallon	January 20, 2016
Signature of Authorized Individual*	Date

'Donald W. Fallon	CFO & Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$-	$-	$-	$-	$-	$-	$-	$-

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES		NO ACTIVITY
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$-	$-	$-	$-	$-	$-	$-	$-

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$-
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$-

FORM MOR-1

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

NO ACTIVITY

OTHER

FORM MOR-1a

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NO ACTIVITY

FORM MOR-1b

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period.: December 2 to 31, 2015

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month		Filing to Date
Gross Revenues		$-	$-
Less: Returns and Allowances
Net Revenue	$		$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense		NO ACTIVITY
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)		$-	$-

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

STATEMENT OF OPERATIONS - continuation sheet

Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

NO ACTIVITY

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 CONT'D

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF		BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH		PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents		$-	$-
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories		NO ACTIVITY
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$		$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$		$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$		$

TOTAL ASSETS	$		$

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS' EQUITY	$	$

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-3

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

NO ACTIVITY

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 CONT'D

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income	NO ACTIVITY
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						$-
Wages Payable						$-
Taxes Payable						$-
Rent/Leases-Building						$-
Rent/Leases-Equipment						$-
Secured Debt/Adequate Protection Payments						$-
Professional Fees						$-
Amounts Due to Insiders*						$-
Other:__________________________						$-
Other:__________________________						$-
Total Postpetition Debts						$-

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(04/07)

In re: Axion International Holdings, Inc.	Case No.: 15-12416
Debtor	Reporting Period: December 2 to 31, 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
+ Amounts billed during the period	$-
- Amounts collected during the period	NO ACTIVITY
Total Accounts Receivable at the end of the reporting period	$-

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 60 days old	$-
61 - 90 days old	$-
91+ days old	$-
Total Accounts Receivable	$-
Amount considered uncollectible (Bad Debt)	$-
Accounts Receivable (Net)	$-

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes (a)
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		No

(a) - no employees employed under this debtor, but all employees for related debtor have all coverages in place.

FORM MOR-5

(04/07)